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                                                            Exhibit 10 (k)(5)(b)


THIS INSTRUMENT PREPARED BY
AND RECORD AND RETURN TO:

Alan C. Sheppard, Jr., Esq.
LeBoeuf, Lamb, Greene & MacRae, L.L.P.
50 North Laura Street, Suite 2800
Jacksonville, FL  32202-3650









                         ASSIGNMENT OF LEASES AND RENTS

                                      FROM

                               KOGER EQUITY, INC.

                                       TO

                           FIRST UNION NATIONAL BANK,

                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK,

                                  AMSOUTH BANK

                                       AND

                          GUARANTY FEDERAL BANK F.S.B.


                         DATED AS OF DECEMBER 29, 1997



                                                      SOUTH CAROLINA PROPERTIES




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                         ASSIGNMENT OF LEASES AND RENTS


         THIS ASSIGNMENT OF LEASES AND RENTS (this "Assignment") is made and executed as of this 29th day of December, 1997, from

KOGER EQUITY, INC., a Florida corporation ("Assignor"), whose address is 3986 Boulevard Center Drive, Suite 101, Jacksonville, Florida 32207 Attention: J.C. Teagle, President,

to and in favor of

FIRST UNION NATIONAL BANK, a national banking association ("FUNB"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, a New York banking corporation ("MGT"), AMSOUTH BANK, a state banking corporation ("AmSouth"), and GUARANTY FEDERAL BANK F.S.B., a federal savings bank ("GFB"), (FUNB, MGT, AmSouth and GFB collectively being referred to as "Assignee"), which terms Assignor and Assignee, whenever hereinafter used will be construed to refer to and include the heirs, legal representatives, executors, administrators, successors and assigns of said parties.

For purposes of notices permitted or required to be given hereunder, FUNB's mailing address is 301 South College Street, Charlotte, North Carolina 28288
Attention: Real Estate Portfolio Management, MGT's mailing address is 60 Wall Street, New York, New York 10260 Attention: Mr. Rick Dugoff, Vice President, JP Morgan. AmSouth's mailing address is 51 West Bay Street, Jacksonville, FL 32247-0788 Attention: Mr. Brian Coffee, Vice President, and GFB's mailing address is 8333 Douglas Avenue, Dallas, TX 75225 Attention: Real Estate Officer.

                                    RECITALS:

         A. Assignor is the mortgagor under that certain Mortgage, Assignment of Leases and Rents and Security Agreement given by Assignor to Assignee dated of even date herewith and recorded or to be recorded in the public records of Greenville County, South Carolina (the "Mortgage"); securing those certain Substitution Revolving Promissory Notes and Revolving Promissory Notes of even date herewith (the "Notes"), encumbering certain real property interests located in Greenville County, South Carolina as more particularly described on attached Exhibit A (the "Premises").

         B. To further secure the payment, discharge and performance of the Notes, and as a condition to Assignee's extension of credit to Assignor pursuant to the Notes, Assignor has agreed to execute this Assignment for the purposes set forth herein.

         NOW, THEREFORE, to further secure the payment, discharge and performance of the indebtedness of Assignor to Assignee evidenced by the Notes and in consideration of Assignee's acceptance of the Notes and in further consideration of the sum of Ten Dollars ($10.00) paid by Assignee to Assignor, receipt and sufficiency of which are hereby



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acknowledged, Assignor hereby assigns to Assignee all of Assignor's right, title and interest in, to and under any and all present and future leases of or in the Premises ("Leases") and any and all rents, revenues, issues and profits (including Assignor's interest in any security deposits relating thereto) arising out of or accruing from the Leases whether now or hereafter due ("Rents"), said Leases and Rents being deemed part of the security for the indebtedness herein mentioned and are encumbered, transferred and conveyed by this Assignment, and in furtherance thereof, does hereby covenant and agree with Assignee as follows:

         1. Assignor will notify Assignee in writing (but without any right of approval or denial on the part of Assignee) of any termination, substitution or material modification of any Leases involving 10,000 or more Koger Net Square Feet (as defined in the Loan Agreement).

         2. Assignor will, at its cost and expense, observe, perform and discharge, or cause to be observed, performed and discharged, all of the obligations and undertakings of Assignor or its agents under the Leases, and will use its reasonable best efforts in the exercise of sound business judgment to enforce or secure, or cause to be enforced or secured, the performance of each and every obligation and undertaking of the respective tenants under the Leases, and will appear in and defend, at its cost and expense, any action or proceeding arising under or in any manner connected with the Leases or the obligations and undertakings of any tenant thereunder. Assignor will not do or permit to be done anything to impair the security hereof, including without limitation the execution of any other assignment of Assignor's interest in the Leases or the Rents, without Assignee's prior written consent.

         3. This Assignment is intended to operate as an absolute and immediate assignment of the Leases and the Rents; however, unless and until a default occurs under the Notes, the Mortgage or this Assignment, Assignor will have a license to collect the Rents as and when the same become due and payable. Assignor hereby agrees that the respective tenants under the Leases, upon notice from Assignee of the occurrence of a default hereunder, will thereafter pay to Assignee the Rents due and to become due under the Leases without any obligation to determine whether or not such a default does in fact exist. Assignor, without written approval of Assignee, will not collect or accept Rent for more than one
(1) month in advance; provided, however Assignor may accept Rent two (2) months in advance if such Rent accepted two (2) months in advance does not exceed five percent (5%) of the Rent collected during the applicable month.

         4. Upon payment in full of the principal sum and interest, of the Notes, this Assignment shall become and be void and of no effect. Assignor hereby authorizes and directs the lessees named in said leases or any other or future lessees or occupants of the Premises described therein or in the Mortgage upon receipt from the Assignee of written notice to the effect that Assignee is then the holder of the Notes and the Mortgage and that a default exists thereunder or under the Assignment, to pay over to the Assignee all rents, income, profits and revenues hereby assigned and to continue so to do until otherwise notified by Assignee.


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         5. This Assignment of Leases and Rents as provided herein will not be deemed or construed to constitute Assignee as a mortgagee in possession of the Premises nor to obligate Assignee to take any action or to incur expenses or perform or discharge any obligation, duty or liability of Assignor under any Lease, or for the control, care, management, or repair of the Premises; nor will it operate to make Assignee, except in the event of Assignee's negligence, recklessness or wilful misconduct, responsible or liable for any waste committed on the Premises by the tenants or any other parties or for any dangerous or defective condition of the Premises, or for any act or omission relating to the management, upkeep, repair, or control of the Premises that results in loss or injury or death to any person. Except in the event of Assignee's negligence, recklessness or wilful misconduct, Assignee will not be liable for any loss sustained by Assignor resulting from Assignee's failure to lease the Premises after default or from any other act or omission of Assignee in managing the Premises after default. Assignor will and does hereby indemnify and agree to hold harmless Assignee from and against any and all liability, loss, cost, damage or expense which may be incurred under the Leases or by reason of this Assignment of Leases and, to the extent that a claim is made against Assignee prior to the time Assignee takes possession of the Premises, from any and all claims and demands whatsoever which may be asserted against Assignee by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants, or agreements contained in the Leases. Should Assignee incur any such liability under the Leases or by reason of this Assignment of Leases and Rents or in defense of any such claims or demands, the amount thereof, including costs, expenses, and reasonable attorneys' and paralegals' fees and costs, will be secured hereby and Assignor will reimburse Assignee therefor immediately upon demand and upon the failure of Assignor so to do, Assignee may, at its option, declare all sums secured hereby immediately due and payable, or may charge the costs thereof to Assignor as an advance under the Notes and secured by this Assignment.

         6. To the extent not so provided by applicable law, each Lease will provide that, in the event of enforcement by Assignee of the remedies provided for by law or by the Notes, the Mortgage or this Assignment, the lessee thereunder will, upon request of any person succeeding to the interest of Assignor as a result of such enforcement, automatically become the lessee of said successor in interest, without change in the terms or other provisions of such Lease. Any such successor in interest will not be bound by any payment of rent or additional rent made more than one (1) month or two (2) months in advance (as applicable in accordance with Paragraph 3 above). The Leases are and at all times shall be subject and subordinate in all respects to the Mortgage, and to all renewals, modifications, amendments, consolidations, replacements, refinancings and extensions of the Mortgage, to the full extent of all principal, interest and all other amounts secured thereby. Provided that a tenant is not in default under its Lease, Assignee shall not disturb the occupancy of such tenant under its Lease during the term of such Lease, notwithstanding foreclosure of the Mortgage, acceptance of a deed in lieu of foreclosure or exercise of any other remedy provided in the Mortgage, or pursuant to the laws of the State of South Carolina. If requested by a tenant under any of the Leases or upon Assignee's request, Assignor shall enter into a subordination, nondisturbance and attornment agreement (reasonably acceptable in form and substance to Assignee) with such tenant whereby Assignee will agree to not disturb the tenant in its possession of the


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Premises provided such tenant is not in default under its Lease and the tenant will agree to attorn to Assignee if Assignee takes possession of the Premises.

         7. Upon a default under the Notes, the Mortgage or this Assignment, Assignee may at its option, without notice and without regard to the adequacy of the security for the obligations set forth in the Notes, either in person, by court appointed receiver or by agent, with or without bringing any action or proceeding, demand and thereupon take possession of the Premises, to have, hold, manage, lease and operate the same on such terms and for such period of time as Assignee may deem proper, and either with or without taking possession of the Premises in its own name, demand and receive the Rents in the possession of Assignor at the time of Assignee's written demand or collected thereafter, including those past due and unpaid, with full power to make from time to time all alterations, renovations, repairs, or replacements thereto or thereof as may seem proper to Assignee, and to apply such Rents to the payment of: (a) all reasonable expenses of managing the Premises, including, without limitation, the salaries, fees and wages of the managing agent and such other employees as Assignee may deem necessary or desirable, all taxes, charges, claims, assessments, liens, premiums for all insurance which Assignee may deem necessary or desirable, costs of renovations, repairs, or replacements, and all expenses incident to taking and retaining possession of the Premises and protecting and preserving the same; or (b) the principal sum and interest thereon of the Notes, together with all costs and attorneys' and paralegals' fees and costs; all in such order or priority as Assignee in its sole discretion may determine, any custom or use to the contrary notwithstanding.

         8. This Assignment is made and accepted without prejudice to any of the rights and remedies possessed by Assignee under the remaining terms and conditions of the Notes or the Mortgage, and the right of Assignee to exercise its remedies under this Assignment may be exercised by Assignee either prior to, simultaneously with, or subsequent to any action taken by it under the remaining terms and conditions of the Notes or the Mortgage. Each and every right, remedy and power granted to Assignee by this Assignment will be cumulative and in addition to any other right, remedy and power given by the remaining terms and conditions of the Notes, the Mortgage or this Assignment, or now or hereafter existing in equity, at law or by virtue of statute or otherwise. Nothing contained in this Assignment, and no act done or omitted by Assignee pursuant to the powers and rights granted it hereunder, nor the failure of Assignee to avail itself of any of the rights and remedies under this Assignment, will be construed or deemed to be a waiver of any of Assignee's rights and remedies under this Assignment, nor will such exercise or omission to exercise of the powers and rights granted Assignee hereunder be deemed to constitute a waiver of its rights and remedies under the remaining terms and conditions of the Notes or the Mortgage.

         9. Assignee may take or release other security for the payment of the indebtedness under the Notes and the Mortgage, may release any party primarily or secondarily liable therefor, and may apply any other security held by it to the satisfaction of such indebtedness without prejudice to any of its rights under this Assignment.


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         10. The term "Lease" or "Leases" as used herein, means said Leases hereby assigned or any extension or renewal thereof, and any leases subsequently executed during the term of this Assignment covering the Premises or any part thereof. At Assignee's request, Assignor will assign and transfer to Assignee any and all subsequent leases upon all or any part of the Premises and to execute and deliver at the request of Assignee all such further assurances and assignments in the Premises as Assignee will require from time to time in its sole discretion.

         11. This Assignment, together with the covenants and warranties therein contained, shall inure to the benefit of Assignee and any subsequent holder of the Notes and the Mortgage shall be binding upon Assignor, their successors, executors, personal representatives, and assigns, and any subsequent owner of the Premises.

         12. This Assignment shall expire and terminate upon the payment in full of the Notes and any other Indebtedness secured by the Mortgage and any cancellation, satisfaction or release of the Mortgage shall constitute a cancellation, satisfaction, or release of this Assignment. In the event that a specific property is released from the lien of the Mortgage, then such property and the Leases relating to it shall, effective with the release, also be released from this Assignment.

         IN WITNESS WHEREOF, Assignor has executed this Assignment under seal the day and year first above written.

                                                 ASSIGNOR:

WITNESSES:                                       KOGER EQUITY, INC.,
                                                 a Florida corporation

 /s/   Shirley Norrington
----------------------------
Name:   Shirley Norrington                       By:   /s/ G. Danny Edwards
      ----------------------                        ---------------------------
                                                 Name:   G. Danny Edwards
                                                      -------------------------
                                                 Title:   Treasurer
   /s/ Sammie L. Knott                                -------------------------
---------------------------
Name:  Sammie L. Knott                                [AFFIX CORPORATE SEAL]
     -----------------------




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STATE OF FLORIDA         )
                )                                PROBATE
COUNTY OF DUVAL          )

         PERSONALLY appeared before me the undersigned witness who after first being duly sworn, deposes and says that s/he saw the within-named KOGER EQUITY, INC., by G. Danny Edwards, its Treasurer, sign seal and as its act and deed, deliver the within-written Assignment of Leases and Rents for the uses and purposes therein mentioned, and that s/he together with the other witness whose signature appears above, witnessed the execution thereof.


                                                         /s/   Sammie L. Knott
                                                     ---------------------------
                                                               WITNESS
SWORN TO BEFORE ME THIS
 7  day of January, 1998, by
        /s/ Sammie L. Knott     , who is
-------------------------------
personally known to me or who has
produced a Florida drivers license as
identification.

      /s/   Frances B. Johnson
-------------------------------
Notary Public for the State of Florida
Commission No.    CC526251
              -----------------
My commission expires: 1-27-2000
                     -----------

         [NOTARIAL SEAL]



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                                    EXHIBIT A

                          LEGAL DESCRIPTION OF PREMISES


 [Contained herein is the metes and bounds legal descriptions of the property.]

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